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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported):       JUNE 15, 2001
                                                        ------------------------




                            MSC.SOFTWARE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                      1-8722                95-2239450
-------------------------------     ----------------     ----------------------
(State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
 Incorporation or Organization)         Number)           Identification No.)



            2 MACARTHUR PLACE
            SANTA ANA, CALIFORNIA                              92707
--------------------------------------------------       -----------------------
   (Address of Principal Executive Offices)                   (Zip Code)



         (Registrant's Telephone Number, Including Area Code)   (714) 540-8900
                                                              ------------------

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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
EXHIBITS
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
 99.1    Proxy Statement, dated June 15, 2001, of MSC.Software Corporation, other than the information under the captions: (i) "Summary--Summary
         Unaudited Pro Forma Consolidated Financial Data," (ii) "Summary--
         Unaudited Comparative Per Share Data," (iii) "The Board of Directors--
         Report of the Audit Committee," (iv) "Executive Compensation--Report of
         the Compensation Committee," (v) "Executive Compensation--Performance
         Graph," and (vi) "Unaudited Pro Forma Consolidated Financial Statements"
         (incorporated herein by reference from the Proxy Statement, dated June 15,
         2001, of MSC.Software Corporation filed June 15, 2001).
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MSC.SOFTWARE CORPORATION
                                                   (REGISTRANT)





Date: JUNE 21, 2001       By:               /s/ LOUIS A. GRECO
                              --------------------------------------------------
                                   Louis A. Greco - Chief Financial Officer
                                  (MR. GRECO IS THE PRINCIPAL FINANCIAL AND
                              ACCOUNTING OFFICER AND HAS BEEN DULY AUTHORIZED TO
                                      SIGN ON BEHALF OF THE REGISTRANT)


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